SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total Fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, schedule or registration statement no.:

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*** Exercise Your Right to Vote ***

An Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on June 2, 2011.

NEW YORK COMMUNITY BANCORP, INC.

Meeting Information

Meeting Type: Annual

Date: Thursday, June 2, 2011 Time: 10:00 AM EDT

For holders as of: April 7, 2011

Location: Sheraton LaGuardia East Hotel 135-20 39th Avenue Flushing, NY 11354

C/O BNY MELLON SHAREOWNER SERVICES 480 WASHINGTON BOULEVARD

JERSEY CITY, NJ 07310

You are receiving this notice because you held shares of New York Community Bancorp on the date of record for its Annual Meeting of Shareholders.

The purpose of this notice is to tell you how to access the proxy materials for the Company’s Annual Meeting on the Internet OR to request those materials in hard copy or via e-mail, if that is your preference. This notice is not a proxy card or ballot and cannot be used to vote your shares.

To obtain your proxy materials and voting instructions—whether online, in hard copy, or via e-mail—please see the reverse side of this notice.

New You are York receiving Community this Bancorp notice on because the date you of held record shares for its of Annual Meeting of Shareholders.

We encourage you to access and review all of the important information contained in the proxy materials before you vote your shares.

See proxy the materials reverse side and of voting this notice instructions to obtain .

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Before You Vote

How to Access the Proxy Materials

The following Proxy Materials are available to VIEW or RECEIVE:

1. Notice of Meeting and Proxy Statement 2. Annual Report to Shareholders

To VIEW these materials Online:

Refer to the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

To RECEIVE these materials in HARD COPY or by E-MAIL, you will need to REQUEST THEM:

Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

There is NO CHARGE for receiving these materials in hard copy or by e-mail.

Requests, instructions, and other inquiries sent to the above e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery of your proxy materials, please make the request as instructed above on or before May 19, 2011.

How To Vote

Please Choose One of the Following Voting Methods

To Vote at the Annual Meeting: You will need to request, complete, and sign a ballot at the Meeting in order to vote your shares there. Please see the Company’s proxy statement for information regarding attendance requirements, which include that you present the admission ticket attached to your proxy card.

To Vote via the Internet: To vote now by Internet, go to www.proxyvote.com. Refer to the information that is printed in the box marked by the arrow XXXX XXXX XXXX and follow the instructions provided on the website. To Vote By Mail: To vote your shares by mail, you will need to request a hard copy of the proxy materials, which will include your proxy card.

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Voting Items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees:

01) Dominick Ciampa

02) William C. Frederick, M.D. 03) Max L. Kupferberg 04) Spiros J. Voutsinas 05) Robert Wann

The Board of Directors recommends that you vote FOR the following proposals:

2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2011.

3. Reapproval of the New York Community Bancorp, Inc. Management Incentive Compensation Plan, which was originally approved by the Company’s stockholders in 2006, and the material terms of which are described in the accompanying Proxy Statement.

4. Reapproval of the New York Community Bancorp, Inc. 2006 Stock Incentive Plan, which was originally approved by the Company’s stockholders in 2006, and the material terms of which are described in the accompanying Proxy Statement.

5. To approve, by non-binding vote, an advisory proposal on compensation for certain of our executive officers.

The Board of Directors recommends that you vote for the 3-year option on the following proposal:

6. To provide an advisory vote on the frequency with which the advisory vote on the executive officers’ compensation shall occur.

NOTE: If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgement.

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